UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 4, 2017

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The 2017 annual meeting of shareholders of Tenet Healthcare Corporation (the “Company”) was held on May 4, 2017.

(b) The Company’s shareholders (1) elected all 12 of the nominees for director, (2) approved, on an advisory basis, the Company’s executive compensation, (3) approved, on an advisory basis, that future advisory votes on executive compensation be held annually, (4) approved the material terms of the performance goals under the Third Amended Tenet Healthcare Corporation Annual Incentive Plan, and (5) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2017.

The final results of voting on each of the matters submitted to a vote are set forth below. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter.

1. Election of directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John P. Byrnes	77,969,564	2,704,456	139,956	11,854,695
Trevor Fetter	76,394,312	4,258,141	161,523	11,854,695
Brenda J. Gaines	79,116,474	1,572,741	124,761	11,854,695
Karen M. Garrison	79,638,936	1,048,820	126,220	11,854,695
Edward A. Kangas	79,239,055	1,465,409	109,512	11,854,695
J. Robert Kerrey	79,713,490	990,271	110,215	11,854,695
Richard R. Pettingill	79,045,565	1,657,788	110,623	11,854,695
Matthew J. Ripperger	77,202,931	3,499,151	111,894	11,854,695
Ronald A. Rittenmeyer	78,890,108	1,743,400	180,468	11,854,695
Tammy Romo	79,739,575	949,680	124,721	11,854,695
Randolph C. Simpson	77,764,917	2,909,451	139,608	11,854,695
Peter M. Wilver	77,497,386	3,183,952	132,638	11,854,695

2. Approval, on an advisory basis, of the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
58,579,115	22,123,096	111,765	11,854,695

3. Approval, on an advisory basis, of the frequency of future advisory votes to approve the Company’s executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
80,297,473	101,044	283,560	131,899	11,854,695

4. Approval of the material terms of the performance goals under the Third Amended Tenet Healthcare Corporation Annual Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
77,799,037	2,908,878	106,061	11,854,695

5. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,797,414	806,337	64,920	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Paul A. Castanon
Paul A. Castanon
Vice President, Deputy General Counsel and Corporate Secretary

Date: May 5, 2017